Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   5.80%
October, 2000   6.22%
September, 2000   5.68%
August, 2000   5.52%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.89%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,009,277,457.50